SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                                November 2, 1998

                            RALLY'S HAMBURGERS, INC.
               --------------------------------------------------
               (Exact Name of Registrant as specified in Charter)

         DELAWARE                      0-17980                62-1210077
     ---------------                 -----------            ---------------
     (State or other                 (Commission            (IRS Employer
      jurisdiction of                 File Number)           Identification
      incorporation)                                         Number)

         14255 49TH STREET NORTH, BUILDING I, CLEARWATER, FLORIDA 33762
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        (Address of principal executive offices)               (Zip Code)

                                 (727) 519-2000
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             (Registrant's telephone number, including area code)


         -------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

         On November 2, 1998, GIANT GROUP, LTD., Rally's Hamburgers, Inc. and Checkers Drive-In Restaurants, Inc. announced the termination of their proposed merger. A copy of the press release announcing the termination of the transaction is attached hereto as Exhibit 99.1 and incorporated by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a) & (b) Not applicable.

         (c) Exhibits.

              Exhibit 99.1 Press Release, dated November 2, 1998.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         RALLY'S HAMBURGERS, INC.

NOVEMBER 3, 1998                    By: /s/ JAMES T. HOLDER
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   (Date)                               James T. Holder
                                        Senior Vice President, General
                                        Counsel & Secretary